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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) October 2, 2000

                         -------------------------------


                               KOMAG, INCORPORATED

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               (Exact name of registrant as specified in charter)



            Delaware                0-16852              94-2914864
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 (State or other jurisdiction     (Commission         (IRS Employer of
       incorporation)             File Number)       Identification No.)


1710 Automation Parkway, San Jose, California                     95131
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code     408-576-2000
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                                 NOT APPLICABLE

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         (Former name or former address, if changed since last report.)

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     1.   ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     On October 2, 2000, Komag, Incorporated ("Komag") completed its merger with HMT Technology Corporation ("HMT") pursuant to the terms of an Agreement and Plan of Reorganization, dated as of April 26, 2000 (the "Merger Agreement") by and among Komag, KHM, Inc. ("KHM"), a wholly owned subsidiary of Komag, and HMT. The transaction was structured as a merger of KHM with and into HMT pursuant to which HMT became a wholly owned subsidiary of Komag. Upon completion of the merger, each outstanding share of HMT common stock was converted into the right to receive 0.9094 of a share of Komag common stock. Komag common stock is traded on the Nasdaq National Market under the trading symbol "KMAG." Each option to purchase shares of HMT common stock automatically converted into an option to purchase shares of Komag common stock, adjusted based on the 0.9094 exchange ratio. Additionally, Komag assumed rights outstanding under HMT's Employee Stock Purchase Plan. The board of directors of Komag approved the merger on April 25, 2000.

     HMT independently designs, develops, manufactures and markets high-performance thin-film disks. The company's products are used in high-capacity hard disk drives for a variety of high-end applications, including personal computers, network servers and workstations and certain removable hard disk drive applications. HMT focuses on providing value-added technological solutions that meet the demands of the high-end, high-capacity disk drive market. HMT develops, manufactures and sells technologically advanced products designed to provide improved performance, principally through achieving higher coercivities and lower glide heights.

     Based on the closing price of Komag common stock on October 2, 2000, the transaction was valued at approximately $168 million. The merger will be accounted for as a purchase transaction and will result in a charge for purchased in-process R&D expense in the fourth quarter of fiscal 2000.

     All shares issued or to be issued pursuant to the merger, other than the shares to be issued upon exercise of the assumed options, were registered pursuant to the Registration Statement on Form S-4, as amended and declared effective by the Securities and Exchange Commission on August 16, 2000. In addition, Komag is obligated to file a Registration Statement on Form S-8 to register the shares issuable upon exercise of assumed options.

     The stockholders of HMT approved the merger and the Merger Agreement at a special meeting of HMT stockholders held on September 20, 2000 in Fremont, California. The stockholders of Komag approved the Merger Agreement and the issuance of the shares of Komag common stock in connection with the merger at a special meeting of Komag stockholders on September 20, 2000 in San Jose, California.

     The terms of the Merger Agreement and the other agreements, instruments and documents contemplated by the Merger Agreement were the result of arm's-length negotiations among the parties.

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     The summary of the provisions of the Merger Agreement and the merger set forth above is qualified in its entirety by reference to the Merger Agreement which is incorporated herein by reference to the Registration Statement on Form S-4, as amended and declared effective by the Securities and Exchange Commission on August 16, 2000, and the other transaction documents filed as exhibits to this report.

     2. ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  Financial statements of Business Acquired (1)

          (b)  Pro Forma Financial Information. (1)

          (c)  Exhibits.

                    Exhibit Number       Description
                    --------------       -----------
                        2.1(1)           Agreement and Plan of Reorganization dated as of April 26,
                                         2000, among Komag, KHM, Inc., a wholly owned subsidiary of
                                         Komag, and HMT

                       20.1(1)           Joint Proxy Statement/Prospectus dated as of August 16, 2000

                       99.1(2)           Press Release dated October 2, 2000

(1) Incorporated by reference from the Company's Registration Statement on Form S-4, as amended, and declared effective by the Securities and Exchange Commission on August 16, 2000.

(2) Incorporated by reference from the Company's Form 425 as filed with the Securities and Exchange Commission on October 3, 2000.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       KOMAG, INCORPORATED


Date:  October 10, 2000                /s/ EDWARD H. SIEGLER
                                       ------------------------------
                                       Name: Edward H. Siegler
                                       Title: Chief Financial Officer

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                                  EXHIBIT INDEX

 Exhibit Number       Description
 --------------       -----------
     2.1(1)           Agreement and Plan of Reorganization dated as of April 26,
                      2000, among Komag, KHM, Inc., a wholly owned subsidiary of
                      Komag, and HMT

    20.1(1)           Joint Proxy Statement/Prospectus dated as of August 16, 2000

    99.1(2)           Press Release dated October 2, 2000

(1) Incorporated by reference from the Company's Registration Statement on Form S-4, as amended, and declared effective by the Securities and Exchange Commission on August 16, 2000.

(2) Incorporated by reference from the Company's Form 425 as filed with the Securities and Exchange Commission on October 3, 2000.


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